UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 2, 2026

T-REX Acquisition Corp.
(Exact name of Registrant as specified in its charter)

Nevada	000-56528	26-1754034
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 N. Nob Hill Road Suite 402 Plantation, FL	33324
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (954) 960-7100

 ________________________________________________

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Ace (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act of (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

T-REX Acquisition Corp., a Nevada Corporation, is referred to as “we”, “us”, or “our”.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRICIPAL OFFICERS; ELECTION OF DIRECTOR; APPOINTMENT OF PRINCIPAL OFFICERS

On January 2, 2026, our Board of Directors appointed Matthew Cohen as our Chief Executive Officer.

Biography

Since 2016, Matthew Cohen has been the Co-Founder and the Chief Executive Officer/Chief Financial Officer of Stem Holdings, Inc. (“Stem”); prior thereto, he was Stem’s independent consultant. Matthew Cohen has over 38 years of experience in public company leadership roles, including public company financing, capital structuring, and strategic advisory services to companies in the U.S., Europe, Asia, and Latin America. Matthew Cohen has served as Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Director, Chairman of Audit Committee, and Chief Recovery Officer, President, Vice President, and Secretary of various public companies. He also worked in the Investment Banking Division at Oppenheimer as an Analyst. Matthew Cohen received a B.B.A. degree in Accounting from New Paltz State University, New York and was the recipient of the school’s annual scholar athlete award. He is a member of the American Institute of Certified Public Accountants.

On January 2, 2026, our Board of Directors appointed Katharyn Field to its Board of Directors.

Biography

Katharyn (Katie) Field has worked in both the private and public sectors and has extensive experience in business strategies and executive leadership. Ms. Field is currently the Chief Executive Officer of iSpecimen Inc., an online marketplace for human biospecimens that has secured suppliers for the flu-like human metapneumovirus (hMPV) and a biotech company listed on NASDAQ. She also serves as an executive director of Akanda Corporation and LogProstyle which operates a real estate renovation and resale company (with subsidiaries including construction companies, building material manufacturers, and building materials trading companies), a real estate development company (with subsidiaries including building management companies and design offices), a hotel management company, and a restaurant management company. Her prior roles include public company directorships as well as executive roles. From 2019 to 2025, she was the CEO of Halo Collective Inc., a vertically integrated cannabis company that cultivates, extracts, manufactures and distributes quality cannabis flower and oils. From 2005-2009, she was the Operations Manager of the Brookings Institution. From 2011 to 2013, she was a consultant to Bain & Company. Ms. Field received an MBA from Columbia Business School in 2011 and a BA with honors from Stanford University in 2005.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-REX ACQUISITION CORP.

Date: January 7, 2026	By:	/s/ Frank Horkey
	Name:	Frank Horkey
President

3